Registration No. 333-07305

1940 Act File No. 811-07685

Filed Pursuant to Rule 497(e)

Frontier MFG Global Equity Fund

Institutional Class Shares (FMGEX)

Service Class Shares (FMGSX)

Supplement dated June 17, 2022

to the Prospectus dated October 31, 2021, as previously supplemented

Magellan Financial Group Limited (“Magellan”) has announced that Mr. Hamish Douglass will transition to a consultancy role with Magellan. Effective June 15, 2022, Mr. Douglass no longer serves as a portfolio manager of the Frontier MFG Global Equity Fund (the “Fund”). Accordingly, all references to Mr. Douglass in the Fund’s Prospectus are deleted. Ms. Nikki Thomas will continue to serve as Lead Portfolio Manager of the Fund.

Please retain this Supplement for future reference.